CMO GSR 055F 8A6	Goldman Sachs
Scenario Report (Intex)
Generated: 05/31/2005 08:39:09	Page 1 of 2
CUSIP	Monthly	As Of	5/05	Pricing	5/27/05	Original	49,147,000.00
Description:	Non-Accelerating Senior, Senior	Settle	6/3/05	Balance	49,147,000.00
Coupon:	5.250%	Next Proj	7/25/05	Factor	1.00000000
Collateral:	Cpn 5.50	WAC 5.97	WAM 348	WALA 10	Stated Final	0/0/00	Delay	24
Historical CPR’s:	5/05=	4/05=	3/05=	3mo=	6mo=	12mo=	SI=
Curve: 3m= 6m= 1yr= 2yr= 3yr= 4yr= 5yr= 7yr= 10yr= 30yr=

Input	Output	PSA	PSA	PSA	PSA	PSA	PSA	PSA
PREPAY 01MLIB Cleanup	3.111	300 +0	100 +0	200 +0	400 +0	500 +0	600 +0	800 +0
Price	Av Life Window	NO 10.776 6/10-9/34	NO 15.118 6/10-9/34	NO 12.416 6/10-9/34	NO 8.819 6/10-9/34	NO 6.920 12/09-9/34	NO 5.571 3/09-9/34	NO 3.902 3/08-10/11

100-00 100-00+ 100-01 100-01+ 100-02	Yield Yield Yield Yield Yield	5.263 5.261 5.259 5.257 5.255	5.272 5.270 5.269 5.267 5.266	5.267 5.265 5.264 5.262 5.260	5.256 5.254 5.252 5.249 5.247	5.245 5.242 5.240 5.237 5.234	5.233 5.230 5.226 5.223 5.220	5.206 5.202 5.197 5.193 5.188

100-02+ 100-03 100-03+ 100-04 100-04+	Yield Yield Yield Yield Yield	5.253 5.251 5.249 5.247 5.245	5.264 5.262 5.261 5.259 5.258	5.258 5.256 5.254 5.253 5.251	5.245 5.242 5.240 5.238 5.235	5.231 5.229 5.226 5.223 5.220	5.216 5.213 5.210 5.206 5.203	5.184 5.179 5.175 5.170 5.166

100-05 100-05+ 100-06 100-06+ 100-07	Yield Yield Yield Yield Yield	5.243 5.241 5.239 5.237 5.235	5.256 5.255 5.253 5.251 5.250	5.249 5.247 5.245 5.244 5.242	5.233 5.231 5.229 5.226 5.224	5.217 5.215 5.212 5.209 5.206	5.200 5.196 5.193 5.190 5.186	5.161 5.156 5.152 5.147 5.143

100-07+ 100-08 100-08+ 100-09 100-09+	Yield Yield Yield Yield Yield	5.233 5.231 5.229 5.227 5.225	5.248 5.247 5.245 5.243 5.242	5.240 5.238 5.236 5.235 5.233	5.222 5.219 5.217 5.215 5.212	5.203 5.201 5.198 5.195 5.192	5.183 5.180 5.176 5.173 5.170	5.138 5.134 5.129 5.125 5.120
100-10 100-10+ 100-11 100-11+ 100-12	Yield Yield Yield Yield Yield	5.223 5.221 5.219 5.217 5.215	5.240 5.239 5.237 5.235 5.234	5.231 5.229 5.227 5.226 5.224	5.210 5.208 5.206 5.203 5.201	5.190 5.187 5.184 5.181 5.178	5.166 5.163 5.160 5.156 5.153	5.116 5.111 5.107 5.102 5.098

100-12+ 100-13 100-13+ 100-14 100-14+	Yield Yield Yield Yield Yield	5.213 5.211 5.209 5.207 5.206	5.232 5.231 5.229 5.228 5.226	5.222 5.220 5.218 5.217 5.215	5.199 5.196 5.194 5.192 5.189	5.176 5.173 5.170 5.167 5.165	5.150 5.147 5.143 5.140 5.137	5.093 5.089 5.084 5.080 5.075

This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only.  This material is based upon information that we consider reliable, but we do not represent it as accurate or complete. We or persons involved in the preparation or issuance of this material, may from time to time have positions or conduct transactions in the securities mentioned herein. This material has been issued by Goldman Sachs & Co. and has been approved by Goldman Sachs International, a member of The Securities and Futures Authority, in connection with distribution in the United Kingdom, and by Goldman Sachs Canada in connection with distribution in Canada. Additional information on any of the securities, futures or options mentioned in this material may be obtained upon request. For this purpose, persons in Italy should contact Goldman Sachs S.I.M. S.P.A. in Milan, or at its London branch office at 133 Fleet Street. Goldman Sachs International may have acted upon or used this research prior to, or immediately following its publication.

CMO GSR 055F 8A6	Goldman Sachs
Scenario Report (Intex)
Generated: 05/31/2005 08:39:09	Page 2 of 2
CUSIP	Monthly	As Of	5/05	Pricing	5/27/05	Original	49,147,000.00
Description:	Non-Accelerating Senior, Senior	Settle	6/3/05	Balance	49,147,000.00
Coupon:	5.250%	Next Proj	7/25/05	Factor	1.00000000
Collateral:	Cpn 5.50	WAC 5.97	WAM 348	WALA 10	Stated Final	0/0/00	Delay	24
Historical CPR’s:	5/05=	4/05=	3/05=	3mo=	6mo=	12mo=	SI=
Curve: 3m= 6m= 1yr= 2yr= 3yr= 4yr= 5yr= 7yr= 10yr= 30yr=

Input	Output	PSA	PSA	PSA	PSA	PSA	PSA	PSA
100-15	Yield	5.204	5.224	5.213	5.187	5.162	5.133	5.071
100-15+	Yield	5.202	5.223	5.211	5.185	5.159	5.130	5.066
100-16	Yield	5.200	5.221	5.209	5.183	5.156	5.127	5.062

This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only.  This material is based upon information that we consider reliable, but we do not represent it as accurate or complete. We or persons involved in the preparation or issuance of this material, may from time to time have positions or conduct transactions in the securities mentioned herein. This material has been issued by Goldman Sachs & Co. and has been approved by Goldman Sachs International, a member of The Securities and Futures Authority, in connection with distribution in the United Kingdom, and by Goldman Sachs Canada in connection with distribution in Canada. Additional information on any of the securities, futures or options mentioned in this material may be obtained upon request. For this purpose, persons in Italy should contact Goldman Sachs S.I.M. S.P.A. in Milan, or at its London branch office at 133 Fleet Street. Goldman Sachs International may have acted upon or used this research prior to, or immediately following its publication.